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                                                               Exhibit 10.2.1

                             FIRST AMENDMENT TO THE
                              TAX SHARING AGREEMENT


The First Amendment of the Tax Sharing Agreement dated March 4, 1997 (the "Agreement") is entered into by and between Nationwide Mutual Insurance Company, an Ohio mutual company ("Nationwide") and any corporation that is, or may hereafter be, a subsidiary of Nationwide and become a party hereto as contemplated by Section 8 of the Agreement (collectively, the "Subsidiaries").

WHEREAS, Nationwide and the Subsidiaries did enter into the Agreement on March 4, 1997, with the intent to define the method for allocating the tax liability of the Group, as that term is defined in the Agreement; and

WHEREAS, Nationwide and the Subsidiaries wish to amend the Agreement to more accurately and clearly reflect their intent, effective as of the effective date of the Agreement;

NOW, THEREFORE, the Agreement is amended as follows:

1. The last paragraph of Section 1 of the Agreement is hereby amended and restated to read:

                  In addition, for purposes of this Agreement, the "federal income tax liability" or "federal income tax refund" for any Tax Year shall be an amount equal to the decrease or increase, respectively, in the earnings and profits of Nationwide or any Subsidiary, as calculated under Section 1552(a)(2) and Regulation 1.1502-33(d)(3) (the Percentage Method, using 100%), but without regard to the provisions of Section 55 of the Code.

2.                Section 6 is amended and restated to read:

                  Section 6. Refunds. If, on the basis of the computation made by Nationwide in accordance with Section 4 hereof, any Subsidiary is entitled to a federal income tax refund taking into account all facts in existence at the time of such determination, but excluding any tax attributes of the Subsidiary which have been utilized by the Group and for which the Subsidiary has been previously compensated, Nationwide shall pay such Subsidiary the amount of the federal income tax refund.

In all other respects, the Agreement is hereby ratified and affirmed by the parties hereto. This Amendment may be executed in any number of counterparts all of which shall be considered one original.



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IN WITNESS WHEREOF, the parties hereto have caused this Tax Sharing Agreement to be duly executed and delivered as of December 15, 1997.

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      NATIONWIDE MUTUAL INSURANCE COMPANY                          AFFILIATE AGENCY, INC.

   By: /s/ ROBERT A. OAKLEY                                     By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      Robert A. Oakley                                             W. Sidney Druen
      Executive Vice President-Chief Financial Officer             Senior Vice President and General Counsel

      AFFILIATE AGENCY OF OHIO, INC.                               BEAK AND WIRE CORPORATION (THE).

   By: /s/ W. SIDNEY DRUEN                                      By:  /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

                                                                   COLONIAL INSURANCE COMPANY
      CALIFORNIA CASH MANAGEMENT COMPANY                             OF WISCONSIN

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

      FINANCIAL HORIZONS DISTRIBUTORS AGENCY                       FINANCIAL HORIZONS DISTRIBUTORS AGENCY
        OF ALABAMA, INC.                                             OF OHIO, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

      FINANCIAL HORIZONS DISTRIBUTORS AGENCY                       FINANCIAL HORIZONS DISTRIBUTORS AGENCY
        OF OKLAHOMA, INC.                                            OF TEXAS, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

      FINANCIAL HORIZONS SECURITIES CORP.                          GATES, MCDONALD & COMPANY

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY Druen
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

                                                                   GATES, MCDONALD & COMPANY OF NEW
      GATES, MCDONALD & COMPANY OF NEVADA                            YORK, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

      GATESMCDONALD HEALTH PLUS, INC.                              INSURANCE INTERMEDIARIES, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ R. LEE AYOTTE
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              R. Lee Ayotte
      Senior Vice President and General Counsel                    President
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

      LANDMARK FINANCIAL SERVICES OF
        NEW YORK, INC.                                             LONE STAR GENERAL AGENCY, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

      MRM INVESTMENTS, INC.                                        NEW, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

                                                                   NATIONAL PREMIUM & BENEFIT
      NATIONAL CASUALTY COMPANY                                      ADMINISTRATION COMPANY

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ GORDON E. MCCUTCHAN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              Gordon E. McCutchan
      Senior Vice President and General Counsel                    Executive Vice President-Law and Corporate
                                                                   Services and Secretary

      NATIONWIDE ADVISORY SERVICES, INC.                           NATIONWIDE AGENCY, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ GORDON E. MCCUTCHAN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              Gordon E. McCutchan
      Senior Vice President and General Counsel                    Secretary

      NATIONWIDE AGRIBUSINESS INSURANCE
        COMPANY                                                    NATIONWIDE CASH MANAGEMENT COMPANY

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

                                                                   NATIONWIDE COMMUNITY URBAN
      NATIONWIDE COMMUNICATIONS INC.                                 REDEVELOPMENT CORPORATION

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

                                                                   NATIONWIDE FINANCIAL INSTITUTIONS
      NATIONWIDE CORPORATION                                         DISTRIBUTORS AGENCY, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

      NATIONWIDE FINANCIAL SERVICES, INC.                          NATIONWIDE GENERAL INSURANCE COMPANY

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel
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
      NATIONWIDE HMO, INC.                                         NATIONWIDE INDEMNITY COMPANY

   By: /s/ GORDON E. MCCUTCHAN                                  By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      Gordon E. McCutchan                                          W. Sidney Druen
      Secretary                                                    Senior Vice President and General Counsel

      NATIONWIDE INVESTMENT SERVICES
        CORPORATION                                                NATIONWIDE INVESTORS SERVICES, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

                                                                   NATIONWIDE LIFE AND ANNUITY INSURANCE
      NATIONWIDE LIFE INSURANCE COMPANY                              COMPANY

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

                                                                   NATIONWIDE PROPERTY AND CASUALTY
      NATIONWIDE MANAGEMENT SYSTEMS, INC.                            INSURANCE COMPANY

   By: /s/ GORDON E. MCCUTCHAN                                  By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      Gordon E. McCutchan                                          W. Sidney Druen
      Secretary                                                    Senior Vice President and General Counsel

                                                                   NEA VALUEBUILDER INVESTOR SERVICES OF
      NEA VALUEBUILDER INVESTOR SERVICES, INC.                       ALABAMA, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

      NEA VALUEBUILDER INVESTOR SERVICES OF                        NEA VALUEBUILDER INVESTOR SERVICES OF
        ARIZONA, INC.                                                MONTANA, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

      NEA VALUEBUILDER INVESTOR SERVICES OF                        NEA VALUEBUILDER INVESTOR SERVICES OF
        NEVADAA, INC.                                                OHIO, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

      NEA VALUEBUILDER INVESTOR SERVICES OF                        NEA VALUEBUILDER INVESTOR SERVICES OF
        OKLAHOMA, INC.                                               TEXAS, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ ROBERT W. WENDEL
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              Robert W. Wendel
      Senior Vice President and General Counsel                    President
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
      NEA VALUEBUILDER INVESTOR SERVICES OF                        NEA VALUEBUILDER SERVICES INSURANCE
        WYOMING, INC.                                                AGENCY, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

      PEBSCO OF MASSACHUSSETTS INSURANCE
        AGENCY, INC.                                               PEBSCO OF TEXAS, INC.

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ ROBERT W. WENDEL
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              Robert W. Wendel
      Senior Vice President and General Counsel                    President

      PUBLIC EMPLOYEES BENEFIT SERVICES                            PUBLIC EMPLOYEES BENEFIT SERVICES
        CORPORATION                                                  CORPORATION OF ALABAMA

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

      PUBLIC EMPLOYEES BENEFIT SERVICES                            PUBLIC EMPLOYEES BENEFIT SERVICES
        CORPORATION OF ARKANSAS                                      CORPORATION OF MONTANA

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

      PUBLIC EMPLOYEES BENEFIT SERVICES
        CORPORATION OF NEW MEXICO                                  SCOTTSDALE INDEMNITY COMPANY

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel

      SCOTTSDALE INSURANCE COMPANY                                 TIG COUNTRYWIDE INSURANCE COMPANY

   By: /s/ W. SIDNEY DRUEN                                      By: /s/ W. SIDNEY DRUEN
      ------------------------------------------------             -----------------------------------------
      W. Sidney Druen                                              W. Sidney Druen
      Senior Vice President and General Counsel                    Senior Vice President and General Counsel
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